SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2003

                                      BOA

                                  (Depositor)

 (Issuer in respect of Mortgage Pass-Through Certificates, Series 2001-a Trust)

                (Exact name of registrant as specified in charter)

North Carolina                333-56234-03                  13-4187911
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 Barclay St.  8W, New York, NY                           10286
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 212-815-6140

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       Mortgage Pass-Through Certificates
                              Series 2001-a Trust

On January 25, 2003, The Bank of New York, as Trustee for BOA, Mortgage Pass-Through Certificates Series 2001-a Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2001, among BOA as Depositor, Bank of America Mortgage Securities, Inc., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, Mortgage Pass-Through Certificates Series 2001-a Trust relating to the distribution date of January 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2003


                             Payment Date: 01/25/03


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
            Mortgage Pass-Through Certificates, Series 2001-a Trust
                         Bank of America, NA., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         45,664,228.44    6.694651%     6,274,678.14    252,689.70    6,527,367.84       0.00   2,065.34
                        A2            478,279.48    6.694651%        65,719.93      2,646.63       68,366.56       0.00      21.63
Residual                AR                  0.00    6.694651%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          2,602,278.85    6.694651%       169,236.44     14,400.09      183,636.54       0.00     117.70
                        B2          1,561,367.31    6.694651%       101,541.87      8,640.05      110,181.92       0.00      70.62
                        B3            607,408.43    6.694651%        39,502.16      3,361.18       42,863.35       0.00      27.47
                        B4            520,455.77    6.694651%        33,847.29      2,880.02       36,727.31       0.00      23.54
                        B5            346,550.45    6.694651%        22,537.54      1,917.69       24,455.23       0.00      15.67
                        B6            367,414.22    6.694651%        23,894.39      2,033.14       25,927.53       0.00      16.62
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         52,147,982.96     -            6,730,957.77    288,568.51    7,019,526.27     -        2,358.60
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         39,389,550.30          2,065.34
                                A2            412,559.55             21.63
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          2,433,042.41            117.70
                                B2          1,459,825.45             70.62
                                B3            567,906.27             27.47
                                B4            486,608.48             23.54
                                B5            324,012.91             15.67
                                B6            343,519.82             16.62
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         45,417,025.19          2,358.60
--------------------------------------------------------------------------------

                             Payment Date: 01/25/03


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
            Mortgage Pass-Through Certificates, Series 2001-a Trust
                         Bank of America, NA., Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     45,664,228.44     6.694651% 060506YZ9    23.863445      0.961013    149.803759
                           A2        478,279.48     6.694651% 060506ZH8    23.863445      0.961013    149.803759
Residual                   AR              0.00     6.694651% 060506ZA3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      2,602,278.85     6.694651% 060506ZB1    40.977347      3.486705    589.114385
                           B2      1,561,367.31     6.694651% 060506ZC9    40.977347      3.486705    589.114385
                           B3        607,408.43     6.694651% 060506ZD7    40.977347      3.486705    589.114385
                           B4        520,455.77     6.694651% 060506ZE5    40.977347      3.486705    589.114385
                           B5        346,550.45     6.694651% 060506ZF2    40.977347      3.486705    589.114385
                           B6        367,414.22     6.694651% 060506ZG0    34.679131      2.950799    498.567582
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      52,147,982.96       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
            Mortgage Pass-Through Certificates, Series 2001-a Trust
                         Bank of America, NA., Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        45,417,025.19    45,417,025.19
Loan count                    107              107
Avg loan rate           7.212761%             7.21
Prepay amount        6,679,138.05     6,679,138.05

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees         9,118.74         9,118.74
Sub servicer fees            0.00             0.00
Trustee fees               173.83           173.83


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses       66,727.63        66,727.63

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard       1,949,974.10     1,949,974.10


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           89.151478%           100.000000%             46,142,507.92
   -----------------------------------------------------------------------------
   Junior           10.848522%             0.000000%              5,614,915.34
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,147,099.46
60 to 89 days                           3                 1,279,155.87
90 or more                              0                         0.00
Foreclosure                             1                   722,580.03

Totals:                                 7                 3,148,835.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,019,526.27          7,019,526.27
Principal remittance amount            6,730,957.77          6,730,957.77
Interest remittance amount               288,568.51            288,568.51